                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 16, 1998

                            THE SEAGRAM COMPANY LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Canada                     1-2275                       None
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)

               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

              Registrant's telephone number, including area code:
                                 (514) 849-5271

Item 5. Other Events.

On November 16, 1998, The Seagram Company Ltd. (the "Corporation") announced that it will undertake a strategic reorganization of Universal Studios, Inc. ("Universal"), the Corporation's entertainment business. As part of the reorganization, the Corporation announced that Frank J. Biondi, Jr., who held the title of Universal chairman and chief executive officer, resigned from the Corporation and its Board of Directors.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

         (99) Press Release.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE SEAGRAM COMPANY LTD.
                                             (Registrant)

Date: November 19, 1998

                                       By: /s/ Daniel R. Paladino
                                           Daniel R. Paladino
                                           Executive Vice President -- Legal and
                                             Environmental Affairs

                                  EXHIBIT INDEX

Exhibit                       Description of Exhibit
Number

(99)                             Press Release.